UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 23, 2026

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

1675 N. Freedom Blvd (200 West) Building 1
Provo,	Utah	84604	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 23, 2026, Green Dot Corporation (“Green Dot”) held a virtual special meeting of stockholders (the “Green Dot special meeting”) to consider certain proposals related to (a) the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 23, 2025, by and among Green Dot, CommerceOne Financial Corporation, an Alabama corporation (“CommerceOne”), Compass Sub North, Inc., a newly formed Delaware corporation and a direct, wholly owned subsidiary of CommerceOne (“New CommerceOne”), Compass Sub East, Inc., a newly formed Delaware corporation and a direct, wholly owned subsidiary of New CommerceOne (“Merger Sub One”), and Compass Sub West, Inc., a newly formed Delaware corporation and an indirect, wholly owned subsidiary of New CommerceOne (“Merger Sub Two”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub One will merge with and into CommerceOne and Merger Sub Two will merge with and into Green Dot (collectively, the “First Mergers”), with CommerceOne and Green Dot, respectively, surviving the First Mergers; and (ii) following the First Mergers, CommerceOne will merge with and into New CommerceOne, with New CommerceOne surviving under the name “CommerceOne Financial Corporation” (together with the First Mergers, the “Mergers”), and (b) the Separation Agreement, dated as of November 23, 2025, by and among Green Dot, Green Dot OpCo, LLC (“Payments Buyer”) and New CommerceOne (the “Separation Agreement”), pursuant to which, upon the terms and subject to the conditions therein, following the First Mergers, (i) Green Dot will convert into a limited liability company, (ii) Green Dot will distribute the stock of Green Dot Bank, a Utah-chartered bank and wholly owned subsidiary of Green Dot, to Compass Sub Northwest, Inc., a newly formed Delaware corporation and direct, wholly owned subsidiary of New CommerceOne, and (iii) Payments Buyer will acquire Green Dot and its non-bank financial technology and related assets and operations (together with the Mergers, the “Proposed Transaction”).

As of the close of business on May 15, 2026, the record date for the Green Dot special meeting, there were 56,682,705 shares of Class A common stock, par value $0.001, of Green Dot (“Green Dot common stock”) outstanding, each of which was entitled to one vote for each proposal at the Green Dot special meeting.  At the Green Dot special meeting, a total of 41,062,043 shares of Green Dot common stock were present virtually via the Green Dot special meeting website or by proxy, which represented 72.44% of the shares of Green Dot common stock outstanding and entitled to vote at the Green Dot special meeting, constituting a quorum to conduct business.

At the Green Dot special meeting, Green Dot’s stockholders voted on the following four proposals and cast their votes as set forth below.  Each of the four proposals was approved by the requisite vote of Green Dot’s stockholders.  For more information on each of these proposals, see the definitive proxy statement filed by Green Dot with the U.S. Securities and Exchange Commission on May 8, 2026.

1.	To adopt the Merger Agreement (the “merger proposal”);

For	Against	Abstain	Broker Non-Votes
40,869,891	139,918	52,234	N/A

The merger proposal received the affirmative vote of more than a majority of all the votes entitled to be cast thereon by the holders of outstanding Green Dot common stock.  The votes cast in favor of the merger proposal represented more than 99% of all votes cast on the merger proposal.

2.	To approve the transactions contemplated by the Separation Agreement (the “separation proposal”);

For	Against	Abstain	Broker Non-Votes
40,709,555	300,237	52,251	N/A

The separation proposal received the affirmative vote of more than a majority of all the votes entitled to be cast thereon by the holders of outstanding Green Dot common stock.  The votes cast in favor of the separation proposal represented more than 99% of all votes cast on the separation proposal.

3.
To approve, on an advisory (non-binding) basis, the transaction-related compensation payments that will or may be paid to named executive officers of Green Dot in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement (the “compensation proposal”); and

For	Against	Abstain	Broker Non-Votes
35,353,034	4,957,445	751,564	N/A

Approval of the compensation proposal is not a condition to completion of the Proposed Transaction, and the vote with respect to the compensation proposal was advisory only and will not be binding on Green Dot.

4.
To approve the adjournment of the Green Dot special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve both the merger proposal and the separation proposal, to establish a quorum or to ensure that any supplement or amendment to the proxy statement/prospectus is timely provided to holders of Green Dot common stock (the “adjournment proposal”).

For	Against	Abstain	Broker Non-Votes
40,501,916	500,917	59,210	N/A

Because there were sufficient votes to approve both the merger proposal and the separation proposal, no adjournment of the Green Dot special meeting was determined to be necessary or appropriate, and accordingly, the Green Dot special meeting was not adjourned and proceeded to conclusion.

Item 8.01.	Other Events.

 On June 23, 2026, Green Dot and CommerceOne issued a joint press release announcing the results of the Green Dot special meeting and the results of the special meeting of CommerceOne stockholders held on June 23, 2026.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Green Dot and CommerceOne expect the Proposed Transaction to be completed in the third quarter of 2026, subject to receipt of required regulatory approvals and the satisfaction or waiver of other customary closing conditions set forth in the Merger Agreement and the Separation Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Joint press release of Green Dot Corporation and CommerceOne Financial Corporation, dated June 23, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN DOT CORPORATION

	By:	/s/ Amy Pugh
	Name:	Amy Pugh
	Title:	General Counsel

Date: June 23, 2026